Lord Abbett Mid-Cap Value Fund


                                                              2000 ANNUAL REPORT



                                                              [GRAPHIC OMITTED]



                                               Designed to provide you with
                                               capital appreciation from a stock
                                               portfolio of mid-sized companies



                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 2000



     [PHOTO]



/s/ Robert S. Dow
-----------------
Robert S. Dow
Chairman

January 8, 2001



"Our solid performance during the year was largely driven by robust gains in our
stocks  of  healthcare,   energy,   financial   services  and  electric  utility
companies."


Lord Abbett Mid-Cap Value Fund completed its fiscal year on December 31, 2000 with aggregate net assets totaling $718 million. The following chart provides an overview of class-specific data during this period.

                                             Fiscal Year Ended December 31, 2000
                                             -----------------------------------
                           Class A   Class B     Class C     Class P    Class Y
--------------------------------------------------------------------------------
Net Asset Value (NAV)      $17.03    $16.72      $16.70      $16.83      $16.97
Total Return (1)            53.30%    52.43%      52.39%      53.31%      53.58%


Y2K -- A PIVOTAL YEAR FOR EQUITY MARKETS
Never before has there been such a dramatic reversal of fortune among divergent investment styles in the span of twelve months. The year 2000 began much like 1999 had ended, with momentum investing still in full swing and many investors gobbling up large-cap growth and "new economy" dot-com stocks simply because their prices were on the rise, all but ignoring company fundamentals, valuations and earnings outlooks. During this time, stocks of many "old economy" industrial blue chip companies were hard hit as investors raised cash by liquidating shares in order to chase ostensibly attractive names in the technology, media and telecommunications sectors. Extreme stock price volatility kept investors' nerves on edge, yet many of these stocks reached new highs. Then, seemingly all at once, the bubble burst. In March, equity markets experienced a considerable turnaround and many investors scrambled to put their money in more secure places -- namely, well-established companies with realized earnings and realistic growth prospects. From its peak in mid-March through the end of the year, the tech-heavy NASDAQ fell by over 50%, leaving many investors shell-shocked. In contrast, beleaguered value indices began to gather up strength and post strong returns. In that regard, the mid-cap value segment benefited twofold: investors not only returned to value but also moved down the capitalization scale to seek stocks of smaller, well-established companies. This phenomenon was evidenced by the strong annual performance of the S&P MidCap 400/BARRA Value Index, which was up an astounding 27.8% compared to the S&P 500's loss of 9.1%. (2)

PATIENCE IS A VIRTUE
We are pleased to report that our disciplined, value-based investment approach rewarded shareholders well in 2000, as the Lord Abbett Mid-Cap Value Fund posted strong positive returns for the year that significantly outperformed the S&P MidCap 400/BARRA Value Index. Our solid performance during the year was largely driven by robust gains in our stocks of healthcare, energy, financial services and electric utility companies. The healthcare services sector experienced improving fundamentals all year, a trend that we believe will continue to benefit the recent strong performance of our holdings. Our stocks of energy companies benefited from rising oil prices during the year, and stocks of electric utility companies profited from industry deregulation -- raising interest among investors in what was once perceived to be a slow-growing and dull industry. Finally, insurance stocks have accounted for virtually all of our finance exposure for the last two years, and we benefited greatly from our ownership of them.

Report to Shareholders
For the Fiscal Year Ended December 31, 2000


We were able to largely sidestep the correction in the technology sector by investing selectively in stocks of medical technology companies that remained afloat based on their solid fundamentals, healthy profits and realistic profit projections. Additionally, our lack of exposure to stocks of telecommunication companies also helped overall performance during the year, as that sector has seen a nine-month valuation correction. Nevertheless, we did have a few disappointments in the portfolio. In particular, a few retail and food company stocks in the consumer sector suffered, holding down performance in that area. Previous interest rate hikes, higher fuel costs and an abnormally cool summer caused many consumers to retrench spending, resulting in earnings shortfalls for some companies. In many cases though, the problems were generally company specific and our broad diversification muted their impact on the portfolio.

OUTLOOK
As the first year of the new millennium begins, we believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature of our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in our portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, will continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect value stocks to continue performing well as we move into 2001.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return reflects the percent change in Net Asset Value (NAV) and includes the reinvestment of all distributions.

(2) The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with lower price-to-book ratios; conversely,the growth index has firms with higher price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

WE ARE PLEASED TO ANNOUNCE THAT THE LORD ABBETT MID-CAP VALUE FUND WAS AWARDED:
              **** Overall Domestic Equity Funds Morningstar Rating
            Morningstar Rating(TM) -- Class A shares as of 12/31/00.

The Fund's 10-year Morningstar Rating(TM) for U.S. domiciled equity funds was 4 stars against 824 domestic equity funds, 5 stars against 2,542 domestic equity funds for its 5-year Morningstar Rating,(TM) 4 stars against 4,164 domestic equity funds for its 3-year Morningstar Rating, (TM) and was received by the Fund's Class A shares as of 12/31/00. See Important Information on page 2 for additional Morningstar information.

AVERAGE ANNUAL TOTAL RETURNS

Average  annual  compounded  total returns for periods ended  12/31/00.  Assumes
deduction  of  the  Class  A  share  5.75%  maximum   sales  charge,   with  all
distributions reinvested.

Class A:        1 year: 44.50%          5 years: 19.05%         10 years: 16.99%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE VALUE OF A MANAGED EQUITY PORTFOLIO

When investing for long-term goals, such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you. Over the 10-year period ended 12/31/00, a $100,000 investment grew an average of 17.7% per year to $509,459, significantly outperforming its peer group. (1)


Growth of $100,000: 12/31/90 - 12/31/00
Fiscal Year-End December 31


        [GRAPHIC OMITTED]


Mid-Cap Value Fund(1)                           $509,459

Lipper Mid-Cap Value Funds Average(2)           $428,760

(1) The Fund's results reflect the percent change in Net Asset Value (NAV) of Class A shares. All distributions were reinvested.
(2)  Source: Lipper, Inc.

IMPORTANT INFORMATION
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Morningstar Rating is for the Class A shares only; other classes may have different performance characteristics. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A. Results for periods from May 1, 1997 onward relate to Class A shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 (or your Investment Professional) and ask for the Fund's current Prospectus. If used as sales material after 3/31/01, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Schedule of Investments
December 31, 2000

                        Investments                   Shares          Value
=============================================================================
Common Stocks 95.51%
Auto Parts:
Original Equipment
1.13%                   Borg Warner, Inc.              202,400    $ 8,096,000
-----------------------------------------------------------------------------
Auto Parts:             Genuine Parts Co.              478,700     12,535,956
Replacement Parts       Snap-on, Inc.                  531,300     14,809,988
3.81%
                        Total                                      27,345,944
                                                                   ==========
Chemicals 1.41%         Crompton Corp.                 967,200     10,155,600
-----------------------------------------------------------------------------
Containers 4.66%        Ball Corp.                     349,200     16,085,025
                        Pactiv Corp.*                1,405,200     17,389,350
                                                                   ==========
                        Total                                      33,474,375
-----------------------------------------------------------------------------
Drugs 2.86%             Varian Medical
                        Systems, Inc.*                 302,500     20,551,094
-----------------------------------------------------------------------------
Electric Power          Constellation Energy
6.38%                   Group, Inc.                    258,000     11,626,125
                        Dynegy, Inc. Class A           254,320     14,257,815
                        Niagara Mohawk
                        Holdings, Inc.*                543,000      9,061,313
                        Reliant Energy, Inc.           250,700     10,858,443
                                                                   ==========
                        Total                                      45,803,696
-----------------------------------------------------------------------------
Electrical: Household
1.11%                   Whirlpool Corp.                167,300      7,978,119
-----------------------------------------------------------------------------
Fertilizer 4.64%        IMC Global, Inc.             1,061,500     16,519,594
                        Potash Corp. of
                        Saskatchewan, Inc.
                        (Canada)                       214,400     16,790,200
                                                                   ==========
                        Total                                      33,309,794
-----------------------------------------------------------------------------
Food 7.20% Albertson's, Inc.                           287,600      7,621,400
                        Dean Foods Co.                 247,500      7,595,156
                        IBP, Inc.                      452,100     12,093,675
                        Sensient Technologies
                        Corp.                          662,600     15,074,150
                        Smithfield Foods, Inc.*        306,600      9,320,640
                                                                   ==========
                        Total                                      51,705,021
-----------------------------------------------------------------------------
Gaming 1.02%            Harrah's Entertainment,
                        Inc.*                          277,200      7,311,150
-----------------------------------------------------------------------------
Health Care Products    Boston Scientific Corp.*     1,059,300     14,499,169
4.01%                   St. Jude Medical, Inc.*        233,100     14,321,081
                                                                   ==========
                        Total                                      28,820,250
-----------------------------------------------------------------------------
Health Care Services    Caremark Rx, Inc.*           2,108,200     28,592,463
9.05%                   DaVita, Inc.*                  812,500     13,914,063
                        Oxford Health Plans, Inc.*     383,600     15,152,200
                        Trigon Healthcare, Inc.
                        Class A*                        94,600      7,361,062
                                                                   ==========
                        Total                                      65,019,788
-----------------------------------------------------------------------------
Hospital Management
2.30%                   Health Net, Inc.*              631,900     16,547,881
-----------------------------------------------------------------------------
Hospital Supplies
2.01%                   Becton, Dickinson & Co.        417,200     14,445,550
-----------------------------------------------------------------------------
Insurance 8.46%         ACE Ltd.                       257,000   $ 10,906,438
                        Everest Re Group Ltd.          149,300     10,693,613
                        PartnerRe Ltd.                 247,900     15,121,900
                        Transatlantic
                        Holdings, Inc.                  95,600     10,121,650
                        XL Capital Ltd. Class A        159,800     13,962,524
                                                                   ==========
                        Total                                      60,806,125
-----------------------------------------------------------------------------
Media 0.06%             Scripps Co.                      6,600        414,975
-----------------------------------------------------------------------------
Milling: Fruits/Grain   Archer-Daniels-
33%                     Midland Co.                  1,078,400     16,176,000
                        Corn Products
                        International, Inc.            513,600     14,926,500
                                                                   ==========
                        Total                                      31,102,500
-----------------------------------------------------------------------------
Natural Gas 2.08%       EOG Resources, Inc.            273,600     14,962,500
-----------------------------------------------------------------------------
Oil 3.96%               ENSCO International, Inc.      414,200     14,108,688
                        R&B Falcon Corp.*              624,600     14,326,762
                                                                   ==========
                        Total                                      28,435,450
-----------------------------------------------------------------------------
Oil: Crude Producers
1.95%                   Kerr-McGee Corp.               209,000     13,989,938
-----------------------------------------------------------------------------
Paper and Forest
Products 2.33%          Georgia-Pacific Group          538,400     16,757,700
REIT 2.13%              Healthcare Realty
                        Trust, Inc.                    719,606     15,291,628
-----------------------------------------------------------------------------
Restaurants 2.30%       CBRL Group, Inc.               906,400     16,485,150
-----------------------------------------------------------------------------
Retail 6.10%            Consolidated
                        Stores Corp.*                1,505,300     15,993,813
                        J.C. Penney Co., Inc.        1,811,000     19,694,625
                        The May Department
                        Stores Co.                     249,300      8,164,575
                                                                   ==========
                        Total                                      43,853,013
-----------------------------------------------------------------------------
Synthetic Fibers
0.73%                   Polymer Group, Inc.            979,800      5,266,425
-----------------------------------------------------------------------------
Utilities 1.93%         Southwest Gas Corp.            632,900     13,844,688
-----------------------------------------------------------------------------
Utilities: Electrical   Ameren Corp.                   233,000     10,790,813
7.56%                   IPALCO Enterprises, Inc.       356,400      8,620,425
                        Northeast Utilities            526,000     12,755,500
                        SCANA Corp.                    136,869      4,046,190
                        TECO Energy, Inc.              558,900     18,094,384
                                                                  ===========
                        Total                                      54,307,312
-----------------------------------------------------------------------------
                        Total Common Stocks
                        (Cost $511,273,193)                       686,081,666
=============================================================================
Short-Term Investment 4.22%                     Principal Amount
=============================================================================
                        American Express
                        Credit Corp.
                        6.48% due 1/2/2001
                        (Cost $30,348,000)          $30,348,000    30,348,000
-----------------------------------------------------------------------------
                        Total Investments
                        99.73%
                        (Cost $541,621,193)                      $716,429,666
=============================================================================

*Non-income producing security.
REIT-Real Estate Investment Trust.


See Notes to Financial Statements.                                      3

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
============================================================================================================
Investments in securities, at value (cost $541,621,193)                                         $716,429,666
Cash                                                                                                  98,463
Receivables:
Interest and dividends                                                                               627,790
Capital shares sold                                                                               11,585,175
------------------------------------------------------------------------------------------------------------
Total assets                                                                                     728,741,094
------------------------------------------------------------------------------------------------------------

LIABILITIES:
============================================================================================================
Payables:
Investment securities purchased                                                                    8,257,475
Capital shares reacquired                                                                            811,802
Management fee                                                                                       357,903
12b-1 distribution fees                                                                              334,521
Directors' fees                                                                                      365,456
Accrued expenses and other liabilities                                                               223,548
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 10,350,705
============================================================================================================
NET ASSETS                                                                                      $718,390,389
============================================================================================================

COMPOSITION OF NET ASSETS:
============================================================================================================
Paid-in capital                                                                                  505,832,925
Undistributed net investment income                                                                1,233,025
Undistributed net realized gain on investments                                                    36,515,966
Net unrealized appreciation on investments                                                       174,808,473
------------------------------------------------------------------------------------------------------------
Net Assets                                                                                      $718,390,389
============================================================================================================
Net assets by class:
Class A Shares                                                                                  $589,882,438
Class B Shares                                                                                  $ 78,498,831
Class C Shares                                                                                  $ 47,728,981
Class P Shares                                                                                  $  2,278,409
Class Y Shares                                                                                  $      1,730

Outstanding shares by class:
Class A Shares                                                                                    34,638,918
Class B Shares                                                                                     4,695,646
Class C Shares                                                                                     2,858,128
Class P Shares                                                                                       135,390
Class Y Shares                                                                                       101.939

Net asset value,  offering and redemption price per share (net assets divided by outstanding shares):
Class A Shares -Net asset value                                                                       $17.03
Class A Shares -Maximum offering price (Net asset value plus sales charge of 5.75%)                   $18.07
Class B Shares -Net asset value                                                                       $16.72
Class C Shares -Net asset value                                                                       $16.70
Class P Shares -Net asset value                                                                       $16.83
Class Y Shares -Net asset value                                                                       $16.97
============================================================================================================



4               See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2000


Investment Income:
======================================================================================
Dividends                                                                $  7,778,347
Interest                                                                    2,639,335
Foreign withholding tax                                                       (11,160)
--------------------------------------------------------------------------------------
Total investment income                                                    10,406,522
--------------------------------------------------------------------------------------


Expenses:
======================================================================================
Management fee                                                              3,293,946
12b-1 distribution plan - Class A                                           1,639,725
12b-1 distribution plan - Class B                                             443,954
12b-1 distribution plan - Class C                                             222,865
12b-1 distribution plan - Class P                                               3,804
Shareholder servicing                                                         900,597
Reports to shareholders                                                       126,689
Registration                                                                  112,246
Directors' fees                                                                57,278
Professional                                                                   42,875
Custody                                                                        12,815
Other                                                                          25,647
Gross expenses                                                              6,882,441
Expense reductions                                                            (22,909)
Net expenses                                                                6,859,532
--------------------------------------------------------------------------------------
Net investment income                                                       3,546,990
--------------------------------------------------------------------------------------
Realized and unrealized gain on investments:
======================================================================================
Net realized gain on investments                                           83,181,326
Net change in unrealized appreciation/depreciation on investments         130,204,722
======================================================================================
Net realized and unrealized gain on investments                           213,386,048
======================================================================================
Net Increase in Net Assets Resulting From Operations                     $216,933,038
======================================================================================


                See Notes to Financial Statements.                             5



Statements of Changes in Net Assets



                                                                                     Year Ended         Year Ended
                                                                                     December 31,       December 31,
                                                                                     2000                1999
INCREASE (DECREASE) IN NET ASSETS
====================================================================================================================
Operations:
 Net investment income                                                                $ 3,546,990     $     966,014
 Net realized gain on investments                                                      83,181,326        36,414,649
 Net change in unrealized appreciation/depreciation on investments                    130,204,722       (23,559,784)
--------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                                 216,933,038        13,820,879
====================================================================================================================

 Distributions to shareholders from:
====================================================================================================================
 Net investment income
   Class A                                                                             (2,651,955)       (1,370,426)
   Class B                                                                               (141,459)                -
   Class C                                                                               (119,746)                -
   Class P                                                                                (10,120)             (526)
   Class Y                                                                                    (15)                -

 Net realized gain
   Class A                                                                            (70,383,022)      (14,800,901)
   Class B                                                                             (8,177,726)       (1,118,553)
   Class C                                                                             (4,324,772)         (486,334)
   Class P                                                                               (183,697)          (14,191)
   Class Y                                                                                   (220)                -
--------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                  (85,992,732)      (17,790,931)
====================================================================================================================

 Capital share transactions:
====================================================================================================================
 Net proceeds from sales of shares                                                    204,626,668        85,821,932
 Reinvestment of distributions                                                         80,273,728        16,443,137
 Cost of shares reacquired                                                            (91,556,762)     (111,094,564)
--------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share transactions      193,343,634        (8,829,495)
====================================================================================================================
 Net increase (decrease) in net assets                                                324,283,940       (12,799,547)
====================================================================================================================

 NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
 Beginning of year                                                                    394,106,449       406,905,996
====================================================================================================================
 End of year                                                                         $718,390,389     $ 394,106,449
====================================================================================================================
 Undistributed net investment income                                                  $ 1,233,025       $   536,073
====================================================================================================================





Financial Highlights

                                                                                     Year Ended 12/31,
                                                            -------------------------------------------------------------------
                                                              2000           1999            1998            1997          1996
 Per Share Operating Performance (Class A Shares)
 Net asset value, beginning of year                         $13.24         $13.31          $13.37          $13.29        $12.18
                                                            ======         ======          ======          ======        ======

   Net investment income                                       .12(e)         .04(e)          .05(e)          .08           .13
   Net realized and unrealized gain (loss) on investments     6.20            .48            (.11)           3.61          2.19
                                                              ----         ------          ------            ----          ----
     Total from investment operations                         6.32            .52            (.06)           3.69          2.32
                                                              ----         ------          ------            ----          ----
 Distributions to shareholders from:
   Net investment income                                      (.09)          (.05)              -            (.23)         (.16)
   Net realized gain                                         (2.44)          (.54)              -           (3.38)        (1.05)
                                                             -----         ------          ------           -----         -----
     Total distributions                                     (2.53)          (.59)              -           (3.61)        (1.21)
                                                             -----         ------          ------           -----         -----
 Net asset value, end of year                               $17.03         $13.24          $13.31          $13.37        $13.29
                                                            ======         ======          ======          ======        ======
 Total Return(a)                                             53.30%          4.23%           (.45)%         31.53%        21.22%

 Ratios to Average Net Assets
   Expenses, including expense reductions                     1.35%          1.34%           1.16%           1.25%         1.22%
   Expenses, excluding expense reductions                     1.35%          1.34%           1.16%           1.25%         1.22%
   Net investment income                                       .82%           .31%            .39%            .74%         1.12%



                                                                                   Year Ended 12/31,                  5/1/1997(b)
                                                                         -------------------------------------            to
                                                                          2000            1999            1998        12/31/1997
 Per Share Operating Performance (Class B Shares)
 Net asset value, beginning of period                                    $13.06         $13.17          $13.33          $12.14
                                                                         ======         ======          ======          ======
 Investment operations
   Net investment income (loss)                                             .04(e)        (.04)(e)        (.05)(e)           -(c)
   Net realized and unrealized gain (loss) on investments                  6.09            .47            (.11)           3.27
                                                                         ------         ------          ------          ------
     Total from investment operations                                      6.13            .43            (.16)           3.27
                                                                         ------         ------          ------          ------
 Distributions to shareholders from:
   Net investment income                                                   (.03)             -               -           (.05)
   Net realized gain                                                      (2.44)          (.54)              -            (2.03)
                                                                         ------         ------          ------          -------

     Total distributions                                                  (2.47)          (.54)              -            (2.08)
                                                                         ------         ------          ------          -------
 Net asset value, end of period                                          $16.72         $13.06          $13.17          $13.33
                                                                         ======         ======          ======          ======

 Total Return(a)                                                          52.43%          3.54%          (1.20)%         27.51%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                                  1.95%          2.02%           1.92%           1.29%(d)
   Expenses, excluding expense reductions                                  1.95%          2.02%           1.92%           1.29%(d)
   Net investment income (loss)                                             .27%          (.34)%          (.35)%          (.15)%(d)





Financial Highlights (continued)


                                                                                    Year Ended 12/31,                 5/1/1997(b)
                                                                         -------------------------------------           to
                                                                          2000            1999            1998        12/31/1997
 Per Share Operating Performance (Class C Shares)
 Net asset value, beginning of period                                    $13.06         $13.16          $13.33          $12.14
                                                                         ======         ======          ======          ======

 Investment operations
   Net investment income (loss)                                             .04(e)        (.04)(e)        (.05)(e)           -(c)
   Net realized and unrealized gain (loss) on investments                  6.09            .48            (.12)           3.27
                                                                           ----            ---            ----            ----
     Total from investment operations                                      6.13            .44            (.17)           3.27
                                                                           ----            ---            ----            ----

 Distributions to shareholders from:
   Net investment income                                                   (.05)             -               -            (.05)
   Net realized gain                                                      (2.44)          (.54)              -           (2.03)
                                                                          -----           ----           -----           -----
     Total distributions                                                  (2.49)          (.54)              -           (2.08)
                                                                          -----           ----                           -----
 Net asset value, end of period                                          $16.70         $13.06          $13.16          $13.33
                                                                         ======         ======          ======          ======

 Total Return(a)                                                          52.39%          3.62%          (1.28)%         27.51%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                                  1.99%          2.02%           1.92%           1.28%(d)
   Expenses, excluding expense reductions                                  1.99%          2.02%           1.92%           1.28%(d)
   Net investment income (loss)                                             .27%          (.34)%          (.35)%          (.13)%(d)



                                                                              Year Ended 12/31,       1/1/1998(b)
                                                                         ----------------------           to
                                                                          2000           1999          12/31/1998
 Per Share Operating Performance (Class P Shares)
 Net asset value, beginning of period                                    $13.12         $13.25          $13.38
                                                                         ======         ======          ======
 Investment operations
   Net investment income                                                    .13(e)         .04(e)          .02(e)
   Net realized and unrealized gain (loss) on investments                  6.11            .39            (.15)
                                                                         ------         ------            ----
     Total from investment operations                                      6.24            .43            (.13)
                                                                         ------         ------            ----

 Distributions to shareholders from:
   Net investment income                                                   (.09)          (.02)              -
   Net realized gain                                                      (2.44)          (.54)              -
                                                                         ------         ------          ------
     Total distributions                                                  (2.53)          (.56)              -
                                                                         ------         ------          ------
 Net asset value, end of period                                          $16.83         $13.12          $13.25

 Total Return(a)                                                          53.31%          3.44%           (.97)%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                                  1.40%          1.45%           1.37%(d)
   Expenses, excluding expense reductions                                  1.40%          1.45%           1.37%(d)
   Net investment income                                                    .84%           .31%            .20%(d)





Financial Highlights (continued)

                                                                         Year          5/3/1999(b)
                                                                         Ended             to
 Per Share Operating Performance (Class Y Shares)                      12/31/2000      12/31/1999

 Net asset value, beginning of period                                    $13.25         $13.06
                                                                         ======         ======
 Investment operations
   Net investment income                                                    .18(e)         .05(e)
   Net realized and unrealized gain on investments                         6.15            .14
                                                                         ------         ------
     Total from investment operations                                      6.33            .19
                                                                         ------         ------

 Distributions to shareholders from:
   Net investment income                                                   (.17)             -
   Net realized gain                                                      (2.44)             -
                                                                         ------         ------
     Total distributions                                                  (2.61)             -
                                                                         ------         ------
 Net asset value, end of period                                          $16.97         $13.25
                                                                         ======         ======

 Total Return(a)                                                          53.58%          1.45%(d)

 Ratios to Average Net Assets
   Expenses, including expense reductions                                   .95%           .69%(d)
   Expenses, excluding expense reductions                                   .95%           .69%(d)
   Net investment income                                                   1.27%           .41%(d)


                                                                                           Year Ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data for All Classes:                                2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                                 $718,390      $394,106      $406,906      $343,236      $257,148
   Portfolio turnover rate                                          77.53%        64.76%        46.58%        56.96%        38.88%
-----------------------------------------------------------------------------------------------------------------------------------

 (a)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
 (b)  Commencement of offering of class shares.
 (c)  Amount less than $.01.
 (d)  Not annualized.
 (e)  Calculated using average shares outstanding during the period.

Notes to Financial Statements


1.  Organization

Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.


3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee
The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

-------------------------------------------------------------------------------
First $200 million           .75%
Next $300 million            .65%
Over $500 million            .50%


12b-1 Plans
The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:


Fee                       Class A(1)(2)   Class B        Class C       Class P
-------------------------------------------------------------------------------
Service                        .25%        .25%     up to .25%(3)        .20%
Distribution                   .10%        .75%     up to .75%(3)        .25%
Quarterly service fee            -           -      up to .25%(4)          -
Quarterly distribution fee       -           -      up to .75%(4)          -

(1) Annual service fee of shares sold prior to June 1, 1990 is 0.15% of the average daily net asset value.
(2) In addition, the Company pays a one time distribution fee of up to 1% on certain qualifying purchases.
(3)  Paid at the time such shares are sold.
(4) Paid at each quarter-end after the first anniversary of the sale of such shares.


Class Y does not have a distribution plan.

Commissions
Distributor received the following commissions on sales of shares of the Company after concessions were paid to authorized distributors for the year ended December 31, 2000:

Distributor Commissions Dealers' Concessions
-------------------------------------------------------------------------------
$270,222                          $1,531,275

Certain of the Company's officers and directors have an interest in Lord Abbett.

4.  DISTRIBUTIONS

Dividends from net investment income and net realized gain from investment transactions, if any, are declared and distributed to shareholders annually. Distributions declared on January 16, 2001 and paid on January 24, 2001 to shareholders of record as of January 23, 2001 are as follows:
                                               Rate                 Aggregate
                                          Per Share                    Amount
--------------------------------------------------------------------------------
Net Investment Income-Class A              $0.0322                $ 1,120,013
Net Investment Income-Class B               0.0156                     80,215
Net Investment Income-Class C               0.0203                     66,329
Net Investment Income-Class P               0.0373                      5,203
Net Investment Income-Class Y               0.0479                          5
Short-Term Capital Gains-Class A            0.1795                  6,243,552
Short-Term Capital Gains-Class B            0.1795                    922,990
Short-Term Capital Gains-Class C            0.1795                    586,506
Short-Term Capital Gains-Class P            0.1795                     25,038
Short-Term Capital Gains-Class Y            0.1795                         18
Long-Term Capital Gains-Class A             0.6632                 23,068,100
Long-Term Capital Gains-Class B             0.6632                  3,410,179
Long-Term Capital Gains-Class C             0.6632                  2,166,968
Long-Term Capital Gains-Class P             0.6632                     92,508
Long-Term Capital Gains-Class Y             0.6632                         68

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2000 are as follows:

Purchases                              Sales
--------------------------------------------------------------------------------
$434,669,232                      $348,897,276

As of December 31, 2000, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments based on cost for federal income tax purposes were as follows:

                        Gross                   Gross                   Net
                   Unrealized             Unrealized             Unrealized
Tax Cost          Appreciation           Depreciation          Appreciation
--------------------------------------------------------------------------------
$541,307,398      $194,613,697           $(19,491,429)          $175,122,268

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as return of capital on real estate investment trusts.

6.  CERTAIN RECLASSIFICATIONS

Net investment income distributions and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are either considered temporary or permanent in nature. Permanent items identified during the year ended December 31, 2000 have been reclassified among the components of net assets.

7.  DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid.

8.  SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 150 million shares of $0.001 par value capital stock designated as follows: 90 million Class A shares, 15 million Class B shares, 15 million Class C shares, 15 million Class P shares and 15 million Class Y shares.

                                                                   Year Ended                     Year Ended
                                                             December 31, 2000              December 31, 1999
------------------------------------------------------------------------------    ---------------------------
Class A                                                  Shares         Amount          Shares         Amount
------------------------------------------------------------------------------    ---------------------------
Shares sold                                           9,123,568   $139,622,441       4,977,296   $ 65,129,612
Reinvestment of distributions                         4,864,694     67,973,259       1,210,990     14,919,395
Shares reacquired                                    (5,574,102)   (76,952,544)     (7,604,904)   (96,986,822)
------------------------------------------------------------------------------    ---------------------------
Increase (decrease)                                   8,414,160   $130,643,156      (1,416,618)  $(16,937,815)
------------------------------------------------------------------------------    ---------------------------


Class B
------------------------------------------------------------------------------    ---------------------------
Shares sold                                           2,359,307   $ 35,232,253       1,012,260   $ 12,935,186
Reinvestment of distributions                           562,256      7,894,267          85,467      1,045,263
Shares reacquired                                      (744,701)   (10,027,546)       (653,306)    (8,200,650)
------------------------------------------------------------------------------    ---------------------------
Increase                                              2,176,862   $ 33,098,974         444,421   $  5,779,799
------------------------------------------------------------------------------    ---------------------------


Class C
------------------------------------------------------------------------------    ---------------------------
Shares sold                                           1,861,063   $ 28,210,134         538,770   $  6,987,618
Reinvestment of distributions                           293,094      4,212,171          37,920        463,762
Shares reacquired                                      (328,483)    (4,451,266)       (436,890)    (5,567,140)
------------------------------------------------------------------------------    ---------------------------
Increase                                              1,825,674   $ 27,971,039         139,800   $  1,884,240
------------------------------------------------------------------------------    ---------------------------


Class P Shares
------------------------------------------------------------------------------    ---------------------------
Shares sold                                              99,929    $ 1,561,840          58,806    $   768,389
Reinvestment of distributions                            13,057        193,804           1,196         14,717
Shares reacquired                                        (8,748)      (125,406)        (28,922)      (339,952)
------------------------------------------------------------------------------    ---------------------------
Increase                                                104,238    $ 1,630,238          31,080    $   443,154
------------------------------------------------------------------------------    ---------------------------


                                                                                                Period Ended
                                                                                           December 31, 1999*
                                                                                  ---------------------------
Class Y                                                                                 Shares         Amount
------------------------------------------------------------------------------    ---------------------------
Shares sold                                                   -             -               86     $    1,127
Reinvestment of distributions                            16.336      $    227                -              -
------------------------------------------------------------------------------    ---------------------------
Increase                                                 16.336      $    227               86     $    1,127
------------------------------------------------------------------------------    ---------------------------

*For the period May 3, 1999 to December 31, 1999.


9.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

10. LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.09% during the year. There were no loans outstanding pursuant to this Facility at December 31, 2000, nor was the Facility utilized at any time during the year.

--------------------------------------------------------------------------------
The Company (unaudited)
All of the net investment income distributions, paid by the Fund monthly, qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gain distribution of $0.7226 per share to shareholders of record on December 20, 2000.
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid-Cap Value Fund, Inc. (the "Company"), as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
February 16, 2001


Copyright (C) 2001 by Lord Abbett Mid-Cap Value Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which in-cludes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

                                Investing in the
                           Lord Abbett
                                 Family of Funds

GROWTH                                                                                             INCOME
===================================================================================================================
Growth Funds              Growth &                     Income Funds             Tax-Free          Money
                          Income Funds                                          Income Funds      Market Fund
-------------------------------------------------------------------------------------------------------------------
Alpha Series              Affiliated Fund              Bond-Debenture Fund      o California      U.S. Government
                                                                                o Connecticut     Securities Money
All Value Fund(1)         Balanced Series              High Yield Fund          o Florida         Market Fund(2)(3)
                                                                                o Georgia
Global Fund -             Growth & Income Series       Global Fund--            o Hawaii
Equity Series                                          Income Series            o Michigan
                          Research Fund--                                       o Minnesota
Growth                    Large-Cap Series             U.S. Government          o Missouri
Opportunities Fund                                     Securities Series(2)     o National
                                                                                o New Jersey
International Series                                   Limited Duration U.S.    o New York
                                                       Government Securities    o Pennsylvania
Large-Cap Growth Fund                                  Series(1)                o Texas
                                                                                o Washington
Mid-Cap Value Fund                                     World Bond-
                                                       Debenture Series
Research Fund -
Small-Cap Value Series

DEVELOPING
GROWTH FUND
Lord Abbett Developing
Growth Fund is closed to
new investors


FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE THAT YOUR INVESTMENT PROFESSIONAL PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder Service Line: 800-865-7582
Visit Our Website: www.LordAbbett.com

(1) Formerly known as the Growth & Income Series of the Lord Abbett Securities Trust effective as of 3/1/01.
(2) An investment in this Fund is neither insured nor guaranteed by the U.S. Government.
(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

[LOGO]          Lord, Abbett & Co.                              PRSRT STD
                Investment Management                           U.S. POSTAGE
A Tradition of Performance Through Disciplined Investing        PAID
                                                                NEW YORK, NY
                                                                PERMIT NO. 2405
Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973





                                                                    LAMCV-2-1200
                                                                          (2/01)




                                                                          (8/00)